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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                              January 28, 1999



                            INFOSEEK CORPORATION
                               ______________
           (Exact name of registrant as specified in its charter)


         Delaware                  000-25071            77-0494507
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(State or other jurisdiction      (Commission         (IRS Employer
of incorporation)                 File Number)      Identification No.)


                            1399 Moffett Park Drive
                          Sunnyvale, California 94089


                   (Address of Principal Executive Offices)
                                  (Zip Code)


      Registrant's telephone number, including area code: (408) 543-6000


                                Not Applicable
            -------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 8.  CHANGE IN FISCAL YEAR.

On January 28, 1999, the Board of Directors of Infoseek Corporation, a Delaware corporation ("Infoseek"), by unanimous written consent, approved a resolution to change the accounting year of of Infoseek from a fiscal year ending December 31 to a 52/53 week fiscal year ending on the Saturday closest to September 30. Infoseek will file an Annual Report on Form 10-K for the nine-month fiscal year ended October 3, 1998.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INFOSEEK CORPORATION


Date:  February 4, 1999                By: /s/ Leslie E. Wright
                                           -------------------------
                                       Leslie E. Wright
                                       Senior Vice President,
                                       Chief Administrative Officer,
                                       and Chief Financial Officer

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